THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 13, 2005

                    RESIDENTIAL ASSET SECURITIES CORPORATION,
                     on behalf of RASC SERIES 2005-KS2 TRUST
             (Exact name of registrant as specified in its charter)


              DELAWARE               333-108865-14           51-0362653
              --------               -------------           ----------
    (State or Other Jurisdiction      (Commission         (I.R.S. Employer
          of Incorporation)          File Number)         Deification No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                                           55437
-----------------------                                          -----
(Address of Principal                                            (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (952) 857-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
           ------------

        In connection with the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2005-KS2, Residential Asset Securities Corporation (the "Registrant") has prepared certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio (the "Mortgage Loan Information").

        In an effort to provide investors with information regarding the potential impact of Hurricane Katrina, the Registrant is providing the principal balance and corresponding percentage of Mortgage Loans included in this mortgage pool that are secured by mortgage properties located in the zip codes within the counties and parishes of Louisiana, Mississippi and Alabama declared as individual disaster relief areas by FEMA as of September 8, 2005. The Registrant does not know which mortgaged properties in those areas will be impacted by the effects of Hurricane Katrina. The FEMA designated areas are subject to change without prior notice.

        The  assumptions  made  in  providing  this   information   reflect  the
outstanding principal balance of this transaction as of the August 2005 distribution date for this securitization.

        The Mortgage Loan Information listed as Exhibit 99.1 hereto is filed herewith.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Financial Statements.

               Not applicable.

        (b) Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits

                                   ITEM 601(A) OF
                               REGULATION S-K EXHIBIT
            EXHIBIT NO.                  NO.                  DESCRIPTION
                                                             Mortgage Loan
                 1                       99                   Information

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                              RESIDENTIAL ASSET SECURITIES CORPORATION

                              By:      /s/ Mark White
                                     ---------------------------------------
                              Name:  Mark White
                              Title: Vice President

Dated: September 14, 2005




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                                  EXHIBIT INDEX

                                 Item 601 (a) of
                                 Regulation S-K
               Exhibit Number    Exhibit No.             Description
                                                         Mortgage Loan
                     1                        99         Information

                                   Exhibit 99

                            Mortgage Loan Information

---------------------------- ------------------------- -------------------------
                              Sum of Actual Balance
                               of Loans in Affected
                            Deal Zip Codes % of Deal
---------------------------- ------------------------- -------------------------
         2005-KS2                   $9,837,231                  1.999%
---------------------------- ------------------------- -------------------------